UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Brian C. Janssen

American Funds Inflation Linked Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Inflation Linked Bond Fund® Semi-annual report for the six months ended May 31, 2021

Invest with the goal of preserving purchasing power

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended June 30, 2021 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 12/14/12)

Reflecting 2.50% maximum sales charge	2.72%	3.78%	2.24%

The total annual fund operating expense ratio is 0.70% for Class A shares as of the prospectus dated February 1, 2021.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

The fund’s 30-day yield for Class A shares as of June 30, 2021, reflecting the 2.50% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 5.71%.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Results for American Funds Inflation Linked Bond Fund for the periods ended May 31, 2021, are shown in the table below, as well as results of the fund’s benchmark and peer group average.

For additional information about the fund, its investment results, holdings and portfolio managers, visit capitalgroup.com/individual/investments/fund/bfiax. You can also access information about Capital Group’s American Funds and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Contents

1	Results at a glance

2	Investment portfolio

10	Financial statements

14	Notes to financial statements

27	Financial highlights

Results at a glance

For periods ended May 31, 2021, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 12/14/12)
American Funds Inflation Linked Bond Fund (Class A shares)	1.16%	6.09%	6.91%	4.64%	2.52%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index *	2.28	7.05	6.46	4.48	2.21
Lipper Inflation Protected Bond Funds Average†	2.88	8.44	5.69	4.00	1.68

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Inflation Linked Bond Fund	1

Investment portfolio May 31, 2021	unaudited

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury†	83.03%
AAA/Aaa	3.36
AA/Aa	2.53
A/A	6.23
BBB/Baa	3.73
Short-term securities & other assets less liabilities	1.12
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 98.88%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 83.03%
U.S. Treasury inflation-protected securities 82.46%
U.S. Treasury Inflation-Protected Security 0.625% 2021[1,2]	$229,117	$231,881
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	111,854	114,664
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	18,310	19,080
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	34,361	36,080
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	30,724	32,931
U.S. Treasury Inflation-Protected Security 0.125% 2024[1,2]	34,061	37,072
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	669	727
U.S. Treasury Inflation-Protected Security 0.50% 2024[1,2]	193,618	210,595
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	108,954	118,396
U.S. Treasury Inflation-Protected Security 0.125% 2025[2]	431,806	470,876
U.S. Treasury Inflation-Protected Security 0.125% 2025[2]	306,183	336,877
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	128,465	140,474
U.S. Treasury Inflation-Protected Security 0.375% 2025[1,2]	289,558	321,701
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	32,945	38,732
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	257,496	283,069
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	139,202	154,154
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	183,335	205,946
U.S. Treasury Inflation-Protected Security 2.00% 2026[1,2]	138,761	165,298
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	195,945	220,606
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	109,190	122,185
U.S. Treasury Inflation-Protected Security 2.375% 2027[1,2]	199,863	247,798
U.S. Treasury Inflation-Protected Security 0.50% 2028[2]	246,282	278,579
U.S. Treasury Inflation-Protected Security 1.75% 2028[2]	77,108	94,085
U.S. Treasury Inflation-Protected Security 0.25% 2029[1,2]	227,969	254,749
U.S. Treasury Inflation-Protected Security 0.875% 2029[2]	71,736	83,547
U.S. Treasury Inflation-Protected Security 2.50% 2029[2]	2,467	3,201
U.S. Treasury Inflation-Protected Security 0.125% 2030[1,2]	696,148	769,258
U.S. Treasury Inflation-Protected Security 0.125% 2030[2]	558,438	614,681
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	1,431,322	1,572,911
U.S. Treasury Inflation-Protected Security 2.125% 2040[2]	55,134	81,242
U.S. Treasury Inflation-Protected Security 2.125% 2041[2]	52,603	78,205
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	58,598	70,025
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	156,763	183,020

2	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]		$73,971	$99,738
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]		125,953	151,045
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]		108,237	137,390
U.S. Treasury Inflation-Protected Security 0.875% 2047[2]		159,400	198,630
U.S. Treasury Inflation-Protected Security 1.00% 2048[2]		161,835	208,935
U.S. Treasury Inflation-Protected Security 1.00% 2049[2]		49,041	63,771
U.S. Treasury Inflation-Protected Security 0.25% 2050[2]		65,374	71,013
U.S. Treasury Inflation-Protected Security 0.125% 2051[1,2]		553,356	581,242
			9,104,409

U.S. Treasury 0.57%
U.S. Treasury 4.375% 2039[1]		29,000	39,380
U.S. Treasury 1.875% 2041		12,000	11,404
U.S. Treasury 2.875% 2043		6,260	6,992
U.S. Treasury 3.375% 2044		4,100	4,966
			62,742

Total U.S. Treasury bonds & notes			9,167,151

Bonds & notes of governments & government agencies outside the U.S. 5.80%
China (People’s Republic of), Series INBK, 2.85% 2027	CNY	73,280	11,404
China (People’s Republic of), Series IMBK, 3.28% 2027		256,090	40,800
China (People’s Republic of), Series INBK, 2.68% 2030		657,940	99,654
China (People’s Republic of), Series INBK, 3.27% 2030		164,690	26,271
China Development Bank Corp., Series 2004, 3.43% 2027		66,990	10,574
China Development Bank Corp., Series 1805, 4.04% 2028		267,870	43,668
China Development Bank Corp., Series 1805, 4.88% 2028		146,140	24,911
Colombia (Republic of) 5.00% 2045		$600	622
European Stability Mechanism 2.125% 2022[3]		40,000	41,111
European Stability Mechanism 0.375% 2025[3]		26,412	26,010
Italy (Republic of) 0.10% 2023[2]		€73,006	91,607
Japan, Series 18, 0.10% 2024[2]		¥2,244,600	20,762
Japan, Series 20, 0.10% 2025[2]		4,322,250	40,088
Peru (Republic of) 2.392% 2026		$2,730	2,817
PETRONAS Capital, Ltd. 3.50% 2030[3]		5,490	5,983
PETRONAS Capital, Ltd. 4.55% 2050[3]		5,775	6,924
Philippines (Republic of) 1.648% 2031		18,830	18,163
Philippines (Republic of) 2.65% 2045		18,235	16,679
Spain (Kingdom of) 1.25% 2030		€24,490	32,207
United Kingdom 0.125% 2041[2]		£8,527	19,621
United Mexican States, Series M20, 10.00% 2024	MXN	110,000	6,259
United Mexican States, Series M, 5.75% 2026		521,500	25,783
United Mexican States, Series M, 7.50% 2027		110,000	5,849
United Mexican States, Series M, 8.00% 2047		418,544	21,954
			639,721

Corporate bonds, notes & loans 5.08%
Consumer discretionary 1.38%
Alibaba Group Holding, Ltd. 2.125% 2031		$15,196	14,738
Amazon.com, Inc. 2.10% 2031		40,000	40,144
Amazon.com, Inc. 3.10% 2051		40,000	39,969
Boston University 4.061% 2048		2,075	2,485
Duke University 2.832% 2055		5,000	4,908
Home Depot, Inc. 2.95% 2029		8,408	9,074
Home Depot, Inc. 4.50% 2048		1,240	1,548
Massachusetts Institute of Technology 2.294% 2051		22,000	19,974
The Board of Trustees of The Leland Stanford Junior University 1.289% 2027		4,950	4,967
Yale University 1.482% 2030		15,000	14,561
			152,368

Energy 1.05%
Energy Transfer Partners LP 6.00% 2048		10,000	12,121
Equinor ASA 3.625% 2028		13,165	14,666
MPLX LP 4.00% 2028		2,430	2,697
MPLX LP 4.70% 2048		10,000	11,171
ONEOK, Inc. 6.35% 2031		15,014	19,042
ONEOK, Inc. 7.15% 2051		5,564	7,816

American Funds Inflation Linked Bond Fund	3

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Petróleos Mexicanos 7.47% 2026	MXN	30	$1
Sabine Pass Liquefaction, LLC 4.20% 2028		$2,225	2,483
Sabine Pass Liquefaction, LLC 4.50% 2030		12,053	13,677
TransCanada PipeLines, Ltd. 4.10% 2030		19,103	21,695
Williams Companies, Inc. 3.50% 2030		9,898	10,623
			115,992

Utilities 0.66%
Consumers Energy Co. 4.05% 2048		8,570	10,091
Duke Energy Corp. 0.90% 2025		6,850	6,798
Entergy Corp. 2.80% 2030		4,425	4,531
Entergy Corp. 3.75% 2050		4,700	4,936
Exelon Corp. 4.05% 2030		4,725	5,300
Exelon Corp. 4.70% 2050		1,300	1,583
Mississippi Power Co. 4.25% 2042		1,660	1,901
Public Service Electric and Gas Co. 2.05% 2050		5,365	4,420
Public Service Enterprise Group, Inc. 3.20% 2049		8,250	8,536
Tampa Electric Co. 4.45% 2049		8,070	9,929
Virginia Electric and Power Co. 3.80% 2028		7,925	8,896
Virginia Electric and Power Co. 2.875% 2029		2,800	2,979
Wisconsin Electric Power Co. 4.30% 2048		2,600	3,119
			73,019

Information technology 0.65%
Apple, Inc. 2.40% 2050		30,000	26,565
Broadcom, Inc. 5.00% 2030		17,063	19,715
Global Payments, Inc. 2.90% 2030		6,972	7,157
PayPal Holdings, Inc. 1.65% 2025		11,647	12,045
PayPal Holdings, Inc. 3.25% 2050		6,210	6,327
			71,809

Health care 0.44%
Becton, Dickinson and Company 3.70% 2027		7,700	8,587
Cigna Corp. 4.90% 2048		7,175	8,955
Sharp HealthCare 2.68% 2050		17,500	16,165
Summa Health 3.511% 2051		9,945	10,154
Trinity Health Corp. 2.632% 2040		5,000	4,784
			48,645

Consumer staples 0.35%
Anheuser-Busch InBev NV 3.50% 2030		7,500	8,218
Anheuser-Busch InBev NV 4.60% 2048		8,519	9,886
Anheuser-Busch InBev NV 4.50% 2050		1,481	1,702
Conagra Brands, Inc. 4.85% 2028		6,400	7,551
Keurig Dr Pepper, Inc. 4.057% 2023		5,354	5,728
Keurig Dr Pepper, Inc. 5.085% 2048		4,291	5,488
			38,573

Communication services 0.20%
SBA Tower Trust 1.631% 2026[3]		22,469	22,638

Industrials 0.19%
General Electric Co. 3.625% 2030		2,625	2,886
General Electric Co. 4.25% 2040		6,400	7,246
General Electric Co. 4.35% 2050		6,275	7,161
United Technologies Corp. 4.125% 2028		3,265	3,724
			21,017

Materials 0.09%
Air Products and Chemicals, Inc. 1.50% 2025		6,427	6,589
Air Products and Chemicals, Inc. 2.05% 2030		3,284	3,295
			9,884

4	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate 0.07%
American Campus Communities, Inc. 3.875% 2031	$2,892	$3,161
Corporacion Inmobiliaria Vesta SAB de CV 3.625% 2031[3]	4,080	4,091
		7,252

Total corporate bonds, notes & loans		561,197

Asset-backed obligations 2.57%
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.12% 2030[3,4,5]	3,819	3,819
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.134% 2030[3,4,5]	2,112	2,112
ARES CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.114% 2028[3,4,5]	4,512	4,512
Ballyrock, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.155% 2030[3,4,5]	5,500	5,500
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[3,4]	2,302	2,341
Cent CLO LP, Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.151% 2030[3,4,5]	6,705	6,705
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,4]	4,958	5,060
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,4]	809	819
CLI Funding V LLC, Series 2020-3A, Class A, 2.07% 2045[3,4]	7,257	7,362
Dryden Senior Loan Fund, Series 2017-47A, Class A1R, CLO, (3-month USD-LIBOR + 0.98%) 1.17% 2028[3,4,5]	7,090	7,090
Dryden Senior Loan Fund, Series 2014-33A, Class AR3, CLO, (3-month USD-LIBOR + 1.00%) 1.184% 2029[3,4,5]	2,266	2,266
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,4]	14,614	14,618
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,4]	4,379	4,481
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[3,4]	28,316	28,662
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 2040[3,4]	3,884	3,903
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[3,4]	23,478	23,842
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.184% 2029[3,4,5]	5,247	5,247
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.186% 2030[3,4,5]	7,175	7,175
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.334% 2029[3,4,5]	6,355	6,355
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[3,4]	10,158	10,193
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[3,4]	14,594	14,676
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.146% 2030[3,4,5]	2,296	2,296
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.147% 2028[3,4,5]	20,116	20,133
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.055% 2029[3,4,5]	7,685	7,685
Palmer Square, Ltd., Series 2015-1A, Class A1R3, (3-month USD-LIBOR + 1.00%) 1.182% 2029[3,4,5]	3,001	3,001
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.181% 2030[3,4,5]	5,997	5,997
Santander Consumer Auto Receivables Trust, Series 2020-A, Class B, 2.26% 2025[3,4]	6,250	6,437
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.156% 2030[3,4,5]	4,214	4,214
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.182% 2030[3,4,5]	7,160	7,164
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.264% 2030[3,4,5]	4,485	4,485
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[3,4]	11,081	11,223
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[3,4]	5,548	5,632
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 2045[3,4]	6,958	7,140
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[3,4]	25,036	25,356
Triton Container Finance LLC, Series 2020-1, Class B, 3.74% 2045[3,4]	5,853	6,035
		283,536

American Funds Inflation Linked Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 1.46%
Collateralized mortgage-backed obligations (privately originated) 1.43%
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[3,4,5]	$8,213	$8,295
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.892% 2053[3,4,5]	18,650	18,728
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 0.992% 2053[3,4,5]	7,191	7,218
MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.70% 2022[3,4,5,6]	34,117	34,117
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.792% 2055[3,4,5]	17,076	17,118
Station Place Securitization Trust, Series 2021-WL1, Class A, (1-month USD-LIBOR + 0.65%) 0.756% 2054[3,4,5]	40,721	40,788
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[3,4,5]	3,501	3,568
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,4]	27,337	27,824
		157,656

Commercial mortgage-backed securities 0.03%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102% 2046[4]	3,000	3,129

Total mortgage-backed obligations		160,785

Municipals 0.94%
California 0.24%
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 2025	7,500	7,576
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	9,200	9,259
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	10,100	9,816
		26,651

Florida 0.33%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 2025	18,085	18,308
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	17,885	18,040
		36,348

Illinois 0.05%
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	879	910
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2020-C, 3.955% 2026	5,000	5,272
		6,182

Michigan 0.09%
Building Auth., Rev. Ref. Bonds (Facs. Program), Series 2020-II, 2.705% 2040	9,715	9,625

Ohio 0.23%
County of Cleveland-Cuyahoga, Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	24,710	25,315

Total municipals		104,121

Total bonds, notes & other debt instruments (cost: $10,223,639,000)		10,916,511

Short-term securities 0.65%	Shares

Money market investments 0.65%
Capital Group Central Cash Fund 0.05%[7,8]	718,035	71,811

Total short-term securities (cost: $71,810,000)		71,811
Total investment securities 99.53% (cost: $10,295,449,000)		10,988,322
Other assets less liabilities 0.47%		52,366

Net assets 100.00%		$11,040,688

6	American Funds Inflation Linked Bond Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [9]	Value at 5/31/2021 (000) [10]	Unrealized appreciation (depreciation) at 5/31/2021 (000)
90 Day Euro Dollar Futures	Long	9,554	December 2022	$2,388,500	$2,379,304	$1,683
90 Day Euro Dollar Futures	Long	24,193	June 2023	6,048,250	6,013,170	3,306
90 Day Euro Dollar Futures	Long	8,760	September 2023	2,190,000	2,172,371	392
90 Day Euro Dollar Futures	Short	32,953	December 2024	(8,238,250)	(8,110,145)	(7,071)
2 Year U.S. Treasury Note Futures	Short	16	October 2021	(3,200)	(3,532)	— [11]
5 Year Euro-Bobl Futures	Short	4,932	June 2021	€(493,200)	(810,370)	1,383
5 Year U.S. Treasury Note Futures	Long	8,612	October 2021	$861,200	1,066,610	112
10 Year Euro-Bund Futures	Long	1,150	June 2021	€115,000	238,318	(696)
10 Year U.S. Treasury Note Futures	Short	8,738	September 2021	$(873,800)	(1,152,870)	760
10 Year Ultra U.S. Treasury Note Futures	Short	13,275	September 2021	(1,327,500)	(1,924,253)	(970)
20 Year U.S. Treasury Bond Futures	Long	1,991	September 2021	199,100	311,654	(80)
30 Year Euro-Buxl Futures	Long	755	June 2021	€75,500	185,039	(5,956)
30 Year Ultra U.S. Treasury Bond Futures	Short	1,980	September 2021	$(198,000)	(366,795)	(348)
						$(7,485)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 5/31/2021 (000)
MXN1,906,500	USD88,419	Morgan Stanley	6/10/2021	$7,149
MXN1,906,502	USD89,919	HSBC Bank	6/10/2021	5,650
USD48,085	COP171,036,905	Morgan Stanley	6/10/2021	1,995
MXN205,065	USD9,826	Morgan Stanley	6/10/2021	454
COP28,695,800	USD8,040	Barclays Bank PLC	6/10/2021	(307)
COP171,202,000	USD47,034	Morgan Stanley	6/10/2021	(900)
USD69,879	PHP3,419,900	JPMorgan Chase	6/10/2021	(1,667)
USD71,694	PHP3,508,000	HSBC Bank	6/10/2021	(1,695)
COP274,859,200	USD76,105	Citibank	6/10/2021	(2,039)
COP266,452,000	USD74,655	Barclays Bank PLC	6/10/2021	(2,855)
USD120,737	IDR1,779,900,000	Citibank	6/10/2021	(3,603)
USD96,729	MXN2,008,100	Morgan Stanley	6/10/2021	(3,932)
USD131,613	MXN2,708,200	Citibank	6/10/2021	(4,143)
CAD62,361	NZD70,800	Morgan Stanley	6/11/2021	334
USD43,242	CAD52,200	Morgan Stanley	6/11/2021	33
USD106,620	CAD128,878	Morgan Stanley	6/11/2021	(60)
USD53,727	CAD65,000	Morgan Stanley	6/11/2021	(78)
USD176,153	AUD223,900	Morgan Stanley	6/15/2021	3,534
USD741	GBP525	Morgan Stanley	6/15/2021	(4)
USD2,449	MXN49,000	Goldman Sachs	6/15/2021	(6)
USD12,014	SEK100,000	Morgan Stanley	6/15/2021	(30)
USD20,266	GBP14,357	Morgan Stanley	6/15/2021	(109)
JPY1,466,000	USD13,490	Bank of New York Mellon	6/15/2021	(141)
USD88,776	EUR72,981	Bank of New York Mellon	6/15/2021	(251)
USD25,209	CLP17,867,000	Standard Chartered Bank	6/21/2021	555
EUR19,007	MXN460,000	Goldman Sachs	6/21/2021	159
JPY1,992,700	EUR15,020	Bank of America	6/21/2021	(179)
JPY4,942,779	USD45,283	Goldman Sachs	6/21/2021	(272)
USD138,017	CNH888,800	Standard Chartered Bank	6/21/2021	(1,517)
USD77,171	JPY8,382,000	HSBC Bank	6/22/2021	842
RUB6,641,000	USD89,617	JPMorgan Chase	6/22/2021	727
USD9,320	CNH60,112	HSBC Bank	6/22/2021	(117)
USD28,743	KRW32,489,550	Citibank	6/22/2021	(421)
USD181,723	GBP128,375	Morgan Stanley	6/22/2021	(467)
USD40,599	EUR33,131	HSBC Bank	6/28/2021	173
				$(3,188)

American Funds Inflation Linked Bond Fund	7

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 5/31/2021 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 5/31/2021 (000)
1.5675%	3-month USD-LIBOR	8/17/2023	$270,000	$7,038	$— [11]	$7,038
0.207%	U.S. EFFR	2/26/2024	2,517,000	(2,706)	30	(2,736)
0.2505%	U.S. EFFR	3/1/2024	125,500	10	2	8
U.S. EFFR	0.11%	5/18/2024	978,900	4,682	— [11]	4,682
6.23%	28-day MXN-TIIE	3/28/2025	MXN1,280,750	801	(44)	845
U.S. EFFR	0.126%	6/25/2025	$148,300	2,355	(1)	2,356
U.S. EFFR	0.1275%	6/25/2025	148,300	2,345	(1)	2,346
U.S. EFFR	0.106%	6/30/2025	165,539	2,792	(1)	2,793
3-month USD-LIBOR	1.867%	7/11/2025	274,100	(8,090)	— [11]	(8,090)
(0.445)%	6-month EURIBOR	12/3/2025	€344,500	(2,812)	2	(2,814)
(0.452)%	6-month EURIBOR	12/3/2025	344,500	(2,947)	2	(2,949)
3-month SEK-STIBOR	0.154%	2/5/2026	SKr724,100	721	(60)	781
3-month SEK-STIBOR	0.159%	2/8/2026	726,200	710	(60)	770
3-month SEK-STIBOR	0.1625%	2/8/2026	722,800	692	(60)	752
6-month JPY-LIBOR	0.228%	2/8/2026	¥4,250,000	(411)	2	(413)
3-month SEK-STIBOR	0.175%	2/9/2026	SKr1,134,200	1,007	(94)	1,101
3-month SEK-STIBOR	0.179%	2/9/2026	567,200	491	(47)	538
3-month SEK-STIBOR	0.185%	2/11/2026	568,700	476	(47)	523
3-month SEK-STIBOR	0.189%	2/11/2026	568,800	463	(47)	510
5.39%	28-day MXN-TIIE	3/6/2026	MXN300,000	(443)	(13)	(430)
5.395%	28-day MXN-TIIE	3/6/2026	1,000,000	(1,467)	(43)	(1,424)
5.43%	28-day MXN-TIIE	3/10/2026	540,000	(755)	(23)	(732)
5.455%	28-day MXN-TIIE	3/11/2026	202,000	(272)	(9)	(263)
5.4167%	28-day MXN-TIIE	3/11/2026	620,000	(887)	(27)	(860)
5.55%	28-day MXN-TIIE	3/12/2026	200,000	(230)	(9)	(221)
5.50%	28-day MXN-TIIE	3/12/2026	260,000	(326)	(11)	(315)
5.6275%	28-day MXN-TIIE	3/12/2026	405,000	(397)	(17)	(380)
5.63%	28-day MXN-TIIE	3/13/2026	205,000	(200)	(9)	(191)
5.62%	28-day MXN-TIIE	3/13/2026	305,000	(304)	(13)	(291)
5.6412%	28-day MXN-TIIE	3/13/2026	463,000	(441)	(20)	(421)
6.20%	28-day MXN-TIIE	3/19/2026	182,000	44	(7)	51
6.17%	28-day MXN-TIIE	3/19/2026	184,000	33	(7)	40
6.105%	28-day MXN-TIIE	3/19/2026	176,000	6	(7)	13
6.08%	28-day MXN-TIIE	3/19/2026	188,000	(4)	(8)	4
6.05%	28-day MXN-TIIE	3/19/2026	184,000	(16)	(8)	(8)
6.03%	28-day MXN-TIIE	3/19/2026	840,000	(105)	(34)	(71)
6.08%	28-day MXN-TIIE	3/20/2026	182,300	(3)	(7)	4
5.815%	28-day MXN-TIIE	4/9/2026	455,000	(282)	(19)	(263)
5.82%	28-day MXN-TIIE	4/9/2026	1,355,000	(823)	(56)	(767)
5.73%	28-day MXN-TIIE	4/10/2026	666,700	(537)	(28)	(509)
5.734%	28-day MXN-TIIE	4/10/2026	1,125,000	(896)	(47)	(849)
3-month USD-LIBOR	0.64%	3/30/2027	$127,000	2,859	(2)	2,861
U.S. EFFR	2.045%	11/2/2027	33,700	(2,336)	(5)	(2,331)
2.91%	3-month USD-LIBOR	2/1/2028	70,300	4,757	— [11]	4,757
2.908%	3-month USD-LIBOR	2/1/2028	70,300	4,750	— [11]	4,750
2.925%	3-month USD-LIBOR	2/1/2028	56,200	3,844	— [11]	3,844
2.92%	3-month USD-LIBOR	2/2/2028	53,200	3,623	— [11]	3,623
28-day MXN-TIIE	6.95%	3/22/2030	MXN775,250	(766)	25	(791)
U.S. EFFR	0.666%	11/19/2030	$118,200	7,078	(6)	7,084
3-month USD-LIBOR	1.83%	8/17/2031	58,000	(1,273)	— [11]	(1,273)
3-month USD-LIBOR	2.986%	2/1/2038	33,900	(1,649)	— [11]	(1,649)
3-month USD-LIBOR	2.9625%	2/1/2038	42,100	(1,965)	— [11]	(1,965)
3-month USD-LIBOR	2.963%	2/1/2038	42,200	(1,971)	— [11]	(1,971)
3-month USD-LIBOR	2.967%	2/2/2038	32,800	(1,543)	— [11]	(1,543)
U.S. EFFR	0.6193%	4/6/2050	30,300	8,257	(1)	8,258
U.S. EFFR	0.60602%	4/6/2050	13,870	3,822	(1)	3,823
U.S. EFFR	0.61692%	4/6/2050	12,500	3,413	(1)	3,414
6-month EURIBOR	0.0897%	6/4/2050	€22,000	3,222	29	3,193
1.1295%	3-month USD-LIBOR	10/19/2050	$27,400	(5,468)	1	(5,469)
6-month EURIBOR	0.0175%	12/3/2050	€57,050	9,874	72	9,802
6-month EURIBOR	0.006%	12/3/2050	5,400	956	7	949

8	American Funds Inflation Linked Bond Fund

Receive	Pay	Expiration date	Notional (000)	Value at 5/31/2021 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 5/31/2021 (000)
6-month EURIBOR	0.071%	1/14/2051	€ 51,920	$8,045	$68	$7,977
6-month EURIBOR	0.068%	1/15/2051	56,080	8,747	73	8,674
					$(587)	$56,175

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 5/31/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 5/31/2021 (000)
CDX.NA.IG.36	1.00%/Quarterly	6/20/2026	$ 3,008,655	$(73,531)	$(65,241)	$(8,290)

Investments in affiliates8

	Value of affiliate at 12/1/2020 (000)	Additions (000)	Reductions (000)	Net realized loss (000)		Net unrealized appreciation (000)		Value of affiliate at 5/31/2021 (000)	Dividend income (000)
Short-term securities 0.65%
Money market investments 0.65%
Capital Group Central Cash Fund 0.05%[7]	$357,194	$3,058,402	$3,343,785	$—	[11]	$—	[11]	$71,811	$152

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $206,319,000, which represented 1.87% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $547,949,000, which represented 4.96% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $34,117,000, which represented .31% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 5/31/2021.
[8]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

Facs. = Facilities

Fin. = Finance

G.O. = General Obligation

GBP/£ = British pounds

IDR = Indonesian rupiah

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NZD = New Zealand dollars

PHP = Philippine pesos

Ref. = Refunding

Rev. = Revenue

RUB = Russian rubles

SEK/SKr = Swedish kronor

STIBOR = Stockholm Interbank Offered Rate

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Inflation Linked Bond Fund	9

Financial statements

Statement of assets and liabilities at May 31, 2021	unaudited (dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $10,223,639)	$10,916,511
Affiliated issuers (cost: $71,810)	71,811	$10,988,322
Cash denominated in currencies other than U.S. dollars (cost: $188)		188
Unrealized appreciation on open forward currency contracts		21,605
Receivables for:
Sales of investments	3,295
Sales of fund’s shares	44,258
Dividends and interest	22,250
Variation margin on futures contracts	3,157
Variation margin on swap contracts	7,865
Other	76	80,901
		11,091,016

Liabilities:
Unrealized depreciation on open forward currency contracts		24,793
Payables for:
Purchases of investments	18
Repurchases of fund’s shares	5,338
Investment advisory services	2,410
Services provided by related parties	885
Trustees’ deferred compensation	59
Variation margin on futures contracts	9,551
Variation margin on swap contracts	5,064
Bank overdraft	2,088
Other	122	25,535
Net assets at May 31, 2021		$11,040,688

Net assets consist of:
Capital paid in on shares of beneficial interest		$10,245,749
Total distributable earnings		794,939
Net assets at May 31, 2021		$11,040,688

See notes to financial statements.

10	American Funds Inflation Linked Bond Fund

Statement of assets and liabilities at May 31, 2021 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,006,731 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$1,410,550	129,231	$10.91
Class C	50,110	4,631	10.82
Class T	11	1	10.93
Class F-1	201,160	18,433	10.91
Class F-2	1,207,453	110,083	10.97
Class F-3	654,935	59,834	10.95
Class 529-A	52,352	4,794	10.92
Class 529-C	2,009	184	10.90
Class 529-E	2,577	238	10.85
Class 529-T	12	1	10.93
Class 529-F-1	13	1	10.96
Class 529-F-2	7,735	709	10.92
Class 529-F-3	10	1	10.91
Class R-1	3,426	318	10.78
Class R-2	11,398	1,062	10.73
Class R-2E	1,954	179	10.89
Class R-3	23,510	2,173	10.82
Class R-4	55,979	5,132	10.91
Class R-5E	14,088	1,289	10.93
Class R-5	11,127	1,014	10.97
Class R-6	7,330,279	667,423	10.98

See notes to financial statements.

American Funds Inflation Linked Bond Fund	11

Financial statements (continued)

Statement of operations for the six months ended May 31, 2021	unaudited (dollars in thousands)

Investment income:
Income:
Interest	$157,532
Dividends from affiliated issuers	152	$157,684
Fees and expenses*:
Investment advisory services	12,705
Distribution services	2,426
Transfer agent services	1,113
Administrative services	1,445
Reports to shareholders	65
Registration statement and prospectus	642
Trustees’ compensation	26
Auditing and legal	50
Custodian	232
Other	65
Total fees and expenses before waiver/reimbursements	18,769
Less waiver/reimbursements of fees and expenses:
Investment advisory services waiver	3
Transfer agent services reimbursements	— †
Total fees and expenses after waiver/reimbursements		18,766
Net investment income		138,918

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(77,528)
Affiliated issuers	— †
Futures contracts	71,638
Forward currency contracts	(19,706)
Swap contracts	(28,259)
Currency transactions	(348)	(54,203)
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	3,525
Affiliated issuers	— †
Futures contracts	(5,355)
Forward currency contracts	(2,069)
Swap contracts	60,924
Currency translations	1	57,026
Net realized loss and unrealized appreciation		2,823
Net increase in net assets resulting from operations		$141,741

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

12	American Funds Inflation Linked Bond Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Six months ended	Year ended
	May 31,	November 30,
	2021*	2020
Operations:
Net investment income	$138,918	$103,953
Net realized (loss) gain	(54,203)	263,500
Net unrealized appreciation	57,026	542,049
Net increase in net assets resulting from operations	141,741	909,502

Distributions paid to shareholders	(331,461)	(77,374)

Net capital share transactions	2,834,362	1,486,707

Total increase in net assets	2,644,642	2,318,835

Net assets:
Beginning of period	8,396,046	6,077,211
End of period	$11,040,688	$8,396,046

*	Unaudited.

See notes to financial statements.

American Funds Inflation Linked Bond Fund	13

Notes to financial statements	unaudited

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C*	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	American Funds Inflation Linked Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

American Funds Inflation Linked Bond Fund	15

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$9,167,151	$—	$9,167,151
Bonds & notes of governments & government agencies outside the U.S.	—	639,721	—	639,721
Corporate bonds, notes & loans	—	561,197	—	561,197
Asset-backed obligations	—	283,536	—	283,536
Mortgage-backed obligations	—	160,785	—	160,785
Municipals	—	104,121	—	104,121
Short-term securities	71,811	—	—	71,811
Total	$71,811	$10,916,511	$—	$10,988,322

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$7,636	$—	$—	$7,636
Unrealized appreciation on open forward currency contracts	—	21,605	—	21,605
Unrealized appreciation on interest rate swaps	—	98,164	—	98,164
Liabilities:
Unrealized depreciation on futures contracts	(15,121)	—	—	(15,121)
Unrealized depreciation on open forward currency contracts	—	(24,793)	—	(24,793)
Unrealized depreciation on interest rate swaps	—	(41,989)	—	(41,989)
Unrealized depreciation on credit default swaps	—	(8,290)	—	(8,290)
Total	$(7,485)	$44,697	$—	$37,212

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

16	American Funds Inflation Linked Bond Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

American Funds Inflation Linked Bond Fund	17

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized

18	American Funds Inflation Linked Bond Fund

appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $12,712,886,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,399,978,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $16,811,742,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on

American Funds Inflation Linked Bond Fund	19

which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $1,575,497,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the six months ended, May 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$7,636	Unrealized depreciation*	$15,121
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	21,605	Unrealized depreciation on open forward currency contracts	24,793
Swap	Interest	Unrealized appreciation*	98,164	Unrealized depreciation*	41,989
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	8,290
			$127,405		$90,193

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$71,638	Net unrealized depreciation on futures contracts	$(5,355)
Forward currency	Currency	Net realized loss on forward currency contracts	(19,706)	Net unrealized depreciation on forward currency contracts	(2,069)
Swap	Interest	Net realized loss on swap contracts	(19,553)	Net unrealized appreciation on swap contracts	68,648
Swap	Credit	Net realized loss on swap contracts	(8,706)	Net unrealized depreciation on swap contracts	(7,724)
			$23,673		$53,500

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

20	American Funds Inflation Linked Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of May 31, 2021, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Goldman Sachs	$159	$(159)	$—	$—	$—
HSBC Bank	6,665	(1,812)	(3,344)	(1,370)	139
JPMorgan Chase	727	(727)	—	—	—
Morgan Stanley	13,499	(5,580)	—	(6,540)	1,379
Standard Chartered Bank	555	(555)	—	—	—
Total	$21,605	$(8,833)	$(3,344)	$(7,910)	$1,518
Liabilities:
Bank of America	$179	$—	$—	$—	$179
Bank of New York Mellon	392	—	(392)	—	—
Barclays Bank PLC	3,162	—	(3,162)	—	—
Citibank	10,206	—	(10,206)	—	—
Goldman Sachs	278	(159)	—	—	119
HSBC Bank	1,812	(1,812)	—	—	—
JPMorgan Chase	1,667	(727)	(632)	—	308
Morgan Stanley	5,580	(5,580)	—	—	—
Standard Chartered Bank	1,517	(555)	(440)	—	522
Total	$24,793	$(8,833)	$(14,832)	$—	$1,128

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

American Funds Inflation Linked Bond Fund	21

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of November 30, 2020, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$281,722
Undistributed long-term capital gains	32,307

As of May 31, 2021, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$835,202
Gross unrealized depreciation on investments	(110,457)
Net unrealized appreciation on investments	724,745
Cost of investments	10,366,617

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Six months ended May 31, 2021						Year ended November 30, 2020
					Total					Total
	Ordinary		Long-term		distributions		Ordinary		Long-term	distributions
Share class	income		capital gains		paid		income		capital gains	paid
Class A	$35,040		$4,083		$39,123		$6,152		$—	$6,152
Class C	544		75		619		15		—	15
Class T	—	*	—	*	—	*	—	*	—	—	*
Class F-1	4,888		547		5,435		299		—	299
Class F-2	28,356		3,082		31,438		5,134		—	5,134
Class F-3	13,146		1,405		14,551		2,645		—	2,645
Class 529-A	1,357		160		1,517		245		—	245
Class 529-C	31		6		37		5		—	5
Class 529-E	78		9		87		9		—	9
Class 529-T	—	*	—	*	—	*	—	*	—	—	*
Class 529-F-1	—	*	—	*	—	*	54		—	54
Class 529-F-2†	226		25		251		—		—	—
Class 529-F-3†	—	*	—	*	—	*	—		—	—
Class R-1	108		12		120		—	*	—	—	*
Class R-2	269		38		307		19		—	19
Class R-2E	41		6		47		11		—	11
Class R-3	599		73		672		75		—	75
Class R-4	511		59		570		88		—	88
Class R-5E	275		30		305		49		—	49
Class R-5	260		28		288		44		—	44
Class R-6	213,300		22,794		236,094		62,530		—	62,530
Total	$299,029		$32,432		$331,461		$77,374		$—	$77,374

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.240% on such assets in excess of $6.5 billion. During the six months ended May 31, 2021, CRMC waived investment advisory services fees of $3,000. CRMC does not intend to recoup this waiver. As a result, the fees shown on the statement of operations of $12,705,000 were reduced to $12,702,000, both of which were equivalent to an annualized rate of 0.264% of average daily net assets.

22	American Funds Inflation Linked Bond Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2021, unreimbursed expenses subject to reimbursement totaled $1,197,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the six months ended May 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 total for Class 529-F-2, 529-F-3 and R-2E shares. CRMC does not intend to recoup these reimbursements.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Inflation Linked Bond Fund	23

For the six months ended May 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$1,815	$483		$182		Not applicable
Class C	171	13		5		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	218	94		26		Not applicable
Class F-2	Not applicable	428		146		Not applicable
Class F-3	Not applicable	4		74		Not applicable
Class 529-A	51	17		7		$14
Class 529-C	9	1		—	*	—	*
Class 529-E	6	—	*	—	*	1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	2		1		2
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	16	3		1		Not applicable
Class R-2	39	17		2		Not applicable
Class R-2E	5	2		—	*	Not applicable
Class R-3	50	15		3		Not applicable
Class R-4	46	15		6		Not applicable
Class R-5E	Not applicable	7		1		Not applicable
Class R-5	Not applicable	3		2		Not applicable
Class R-6	Not applicable	9		989		Not applicable
Total class-specific expenses	$2,426	$1,113		$1,445		$17

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $26,000 in the fund’s statement of operations reflects $16,000 in current fees (either paid in cash or deferred) and a net increase of $10,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the six months ended May 31, 2021, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended May 31, 2021.

24	American Funds Inflation Linked Bond Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Six months ended May 31, 2021

Class A	$476,610	43,983	$38,953		3,591		$(131,434)	(12,167)	$384,129		35,407
Class C	38,356	3,575	617		57		(6,747)	(630)	32,226		3,002
Class T	—	—	—		—		—	—	—		—
Class F-1	141,240	13,038	5,426		500		(76,296)	(7,048)	70,370		6,490
Class F-2	666,328	61,251	31,163		2,862		(261,040)	(24,044)	436,451		40,069
Class F-3	342,544	31,633	13,755		1,266		(51,727)	(4,780)	304,572		28,119
Class 529-A	15,390	1,419	1,517		140		(5,711)	(526)	11,196		1,033
Class 529-C	941	87	36		3		(431)	(40)	546		50
Class 529-E	596	56	87		8		(367)	(34)	316		30
Class 529-T	—	—	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 529-F-2	1,754	162	251		23		(866)	(79)	1,139		106
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class R-1	570	53	119		11		(442)	(40)	247		24
Class R-2	4,678	438	306		29		(2,879)	(271)	2,105		196
Class R-2E	1,155	107	46		4		(598)	(55)	603		56
Class R-3	10,721	995	669		62		(5,413)	(504)	5,977		553
Class R-4	43,852	4,062	570		53		(3,819)	(354)	40,603		3,761
Class R-5E	7,478	690	305		28		(1,596)	(147)	6,187		571
Class R-5	4,636	426	288		26		(1,742)	(158)	3,182		294
Class R-6	1,440,259	132,470	236,098		21,660		(141,844)	(13,040)	1,534,513		141,090
Total net increase (decrease)	$3,197,108	294,445	$330,206		30,323		$(692,952)	(63,917)	$2,834,362		260,851

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	25

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2020

Class A	$461,575	42,754	$6,118		622		$(166,438)	(15,841)	$301,255	27,535
Class C	12,290	1,148	15		2		(7,075)	(666)	5,230	484
Class T	—	—	—		—		—	—	—	—
Class F-1	126,517	11,552	299		30		(31,790)	(2,964)	95,026	8,618
Class F-2	523,987	48,447	5,063		513		(229,864)	(21,837)	299,186	27,123
Class F-3	185,111	17,065	2,395		243		(64,576)	(6,191)	122,930	11,117
Class 529-A	19,615	1,838	245		25		(7,668)	(729)	12,192	1,134
Class 529-C	825	78	5		1		(2,086)	(197)	(1,256)	(118)
Class 529-E	1,303	123	9		1		(290)	(28)	1,022	96
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,546	239	54		5		(8,088)	(737)	(5,488)	(493)
Class 529-F-2[3]	6,747	612	—		—		(100)	(9)	6,647	603
Class 529-F-3[3]	10	1	—		—		—	—	10	1
Class R-1	3,179	287	—	[2]	—	[2]	(300)	(29)	2,879	258
Class R-2	6,409	611	19		2		(3,148)	(300)	3,280	313
Class R-2E	795	74	10		1		(1,205)	(117)	(400)	(42)
Class R-3	11,811	1,112	75		8		(5,208)	(499)	6,678	621
Class R-4	10,060	944	88		9		(4,464)	(425)	5,684	528
Class R-5E	8,175	770	49		5		(4,841)	(452)	3,383	323
Class R-5	5,574	522	44		4		(1,573)	(150)	4,045	376
Class R-6	1,575,028	146,847	62,530		6,335		(1,013,154)	(96,809)	624,404	56,373
Total net increase (decrease)	$2,961,557	275,024	$77,018		7,806		$(1,551,868)	(147,980)	$1,486,707	134,850

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $672,867,000 and $227,915,000, respectively, during the six months ended May 31, 2021.

11. Ownership concentration

At May 31, 2021, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2025 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund and American Funds 2020 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 16%, 14% and 12%, respectively. CRMC is the investment adviser to the three target date retirement funds.

26	American Funds Inflation Linked Bond Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
5/31/2021[5,6]	$11.19	$.14	$(.01)	$.13	$(.22)	$(.19)	$(.41)	$10.91	1.16%[7]		$1,411		.70%[8]		.70%[8]		2.58%[8]
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.22		1,050		.70		.70		1.23
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.43		656		.72		.72		1.61
11/30/2018	9.77	.22	(.31)	(.09)	(.11)	(.03)	(.14)	9.54	(.86)		635		.71		.71		2.25
11/30/2017	9.70	.19	(.03)	.16	(.09)	—	(.09)	9.77	1.64		533		.73		.73		1.96
11/30/2016	9.45	.13	.24	.37	(.04)	(.08)	(.12)	9.70	3.94		267		.75		.74		1.31
Class C:
5/31/2021[5,6]	11.08	.13	(.04)	.09	(.16)	(.19)	(.35)	10.82	.84	[7]	50		1.39	[8]	1.39	[8]	2.37	[8]
11/30/2020	9.78	.05	1.26	1.31	(.01)	—	(.01)	11.08	13.44		18		1.40		1.40		.47
11/30/2019	9.42	.08	.45	.53	(.13)	(.04)	(.17)	9.78	5.67		11		1.44		1.44		.82
11/30/2018	9.64	.14	(.29)	(.15)	(.04)	(.03)	(.07)	9.42	(1.55)		14		1.45		1.45		1.49
11/30/2017	9.60	.11	(.02)	.09	(.05)	—	(.05)	9.64	.90		15		1.48		1.48		1.19
11/30/2016	9.39	.06	.24	.30	(.01)	(.08)	(.09)	9.60	3.15		10		1.49		1.48		.60
Class T:
5/31/2021[5,6]	11.21	.14	.01	.15	(.24)	(.19)	(.43)	10.93	1.36	[7,9]	—	[10]	.41	[8,9]	.41	[8,9]	2.67	[8,9]
11/30/2020	9.90	.15	1.28	1.43	(.12)	—	(.12)	11.21	14.51	[9]	—	[10]	.41	[9]	.41	[9]	1.44	[9]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.81	[9]	—	[10]	.44	[9]	.44	[9]	1.90	[9]
11/30/2018	9.78	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.55	(.63)	[9]	—	[10]	.47	[9]	.47	[9]	2.46	[9]
11/30/2017[5,11]	9.70	.15	(.07)	.08	—	—	—	9.78	.82	[7,9]	—	[10]	.46	[8,9]	.46	[8,9]	2.29	[8,9]
Class F-1:
5/31/2021[5,6]	11.21	.15	(.03)	.12	(.23)	(.19)	(.42)	10.91	1.11	[7]	201		.67	[8]	.67	[8]	2.70	[8]
11/30/2020	9.89	.18	1.23	1.41	(.09)	—	(.09)	11.21	14.26		134		.67		.67		1.67
11/30/2019	9.53	.16	.44	.60	(.20)	(.04)	(.24)	9.89	6.54		33		.72		.72		1.60
11/30/2018	9.76	.21	(.29)	(.08)	(.12)	(.03)	(.15)	9.53	(.85)		39		.73		.73		2.17
11/30/2017	9.70	.19	(.04)	.15	(.09)	—	(.09)	9.76	1.57		49		.75		.75		1.95
11/30/2016	9.45	.18	.19	.37	(.04)	(.08)	(.12)	9.70	3.93		29		.70		.70		1.82
Class F-2:
5/31/2021[5,6]	11.26	.16	(.01)	.15	(.25)	(.19)	(.44)	10.97	1.30	[7]	1,208		.40	[8]	.40	[8]	2.96	[8]
11/30/2020	9.94	.17	1.27	1.44	(.12)	—	(.12)	11.26	14.54		788		.41		.41		1.55
11/30/2019	9.59	.17	.46	.63	(.24)	(.04)	(.28)	9.94	6.81		426		.44		.44		1.75
11/30/2018	9.81	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.59	(.54)		518		.46		.46		2.55
11/30/2017	9.73	.22	(.04)	.18	(.10)	—	(.10)	9.81	1.88		339		.49		.49		2.21
11/30/2016	9.47	.18	.21	.39	(.05)	(.08)	(.13)	9.73	4.16		207		.46		.46		1.86
Class F-3:
5/31/2021[5,6]	11.24	.17	(.02)	.15	(.25)	(.19)	(.44)	10.95	1.37	[7]	655		.32	[8]	.32	[8]	3.21	[8]
11/30/2020	9.93	.17	1.27	1.44	(.13)	—	(.13)	11.24	14.69		356		.33		.32		1.64
11/30/2019	9.57	.20	.44	.64	(.24)	(.04)	(.28)	9.93	6.89		204		.36		.34		2.08
11/30/2018	9.80	.25	(.31)	(.06)	(.14)	(.03)	(.17)	9.57	(.56)		133		.39		.39		2.57
11/30/2017[5,12]	9.66	.20	(.06)	.14	—	—	—	9.80	1.45	[7]	99		.38	[8]	.38	[8]	2.45	[8]
Class 529-A:
5/31/2021[5,6]	11.19	.14	(.01)	.13	(.21)	(.19)	(.40)	10.92	1.20	[7]	52		.67	[8]	.67	[8]	2.55	[8]
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.10		42		.73		.73		1.20
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.57		26		.72		.72		1.65
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.84)		24		.71		.71		2.30
11/30/2017	9.71	.19	(.04)	.15	(.09)	—	(.09)	9.77	1.58		16		.72		.72		1.97
11/30/2016	9.45	.14	.25	.39	(.05)	(.08)	(.13)	9.71	4.10		8		.65		.64		1.44

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
5/31/2021[5,6]	$11.08	$.10	$— [13]	$.10	$(.09)	$(.19)	$(.28)	$10.90	.79%[7]		$2		1.41	% [8]	1.41%[8]		1.86%[8]
11/30/2020	9.79	.01	1.30	1.31	(.02)	—	(.02)	11.08	13.40		2		1.41		1.41		.14
11/30/2019	9.43	.09	.45	.54	(.14)	(.04)	(.18)	9.79	5.87		3		1.39		1.39		.93
11/30/2018	9.62	.14	(.30)	(.16)	—	(.03)	(.03)	9.43	(1.64)		3		1.51		1.51		1.43
11/30/2017	9.60	.11	(.04)	.07	(.05)	—	(.05)	9.62	.79		3		1.54		1.54		1.13
11/30/2016	9.39	.05	.24	.29	—	(.08)	(.08)	9.60	3.09		2		1.53		1.53		.48
Class 529-E:
5/31/2021[5,6]	11.13	.12	— [13]	.12	(.21)	(.19)	(.40)	10.85	1.05	[7]	3		.90	[8]	.90	[8]	2.25	[8]
11/30/2020	9.84	.11	1.26	1.37	(.08)	—	(.08)	11.13	13.96		2		.91		.91		1.04
11/30/2019	9.49	.14	.43	.57	(.18)	(.04)	(.22)	9.84	6.29		1		.93		.93		1.44
11/30/2018	9.73	.19	(.30)	(.11)	(.10)	(.03)	(.13)	9.49	(1.08)		1		.96		.96		2.02
11/30/2017	9.68	.17	(.04)	.13	(.08)	—	(.08)	9.73	1.35		1		.99		.99		1.73
11/30/2016	9.43	.07	.28	.35	(.02)	(.08)	(.10)	9.68	3.75		—	[10]	.97		.97		.77
Class 529-T:
5/31/2021[5,6]	11.21	.14	— [13]	.14	(.23)	(.19)	(.42)	10.93	1.30	[7,9]	—	[10]	.47	[8,9]	.47	[8,9]	2.64	[8,9]
11/30/2020	9.90	.15	1.27	1.42	(.11)	—	(.11)	11.21	14.55	[9]	—	[10]	.48	[9]	.48	[9]	1.37	[9]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.64	[9]	—	[10]	.50	[9]	.50	[9]	1.84	[9]
11/30/2018	9.78	.23	(.30)	(.07)	(.13)	(.03)	(.16)	9.55	(.65)	[9]	—	[10]	.52	[9]	.52	[9]	2.42	[9]
11/30/2017[5,11]	9.70	.14	(.06)	.08	—	—	—	9.78	.82	[7,9]	—	[10]	.50	[8,9]	.50	[8,9]	2.25	[8,9]
Class 529-F-1:
5/31/2021[5,6]	11.24	.14	.01	.15	(.24)	(.19)	(.43)	10.96	1.30	[7,9]	—	[10]	.46	[8,9]	.46	[8,9]	2.64	[8,9]
11/30/2020	9.92	.15	1.28	1.43	(.11)	—	(.11)	11.24	14.49	[9]	—	[10]	.46	[9]	.46	[9]	1.42	[9]
11/30/2019	9.57	.17	.45	.62	(.23)	(.04)	(.27)	9.92	6.81		5		.50		.50		1.78
11/30/2018	9.80	.24	(.31)	(.07)	(.13)	(.03)	(.16)	9.57	(.68)		5		.50		.50		2.50
11/30/2017	9.73	.21	(.05)	.16	(.09)	—	(.09)	9.80	1.72		2		.53		.53		2.20
11/30/2016	9.47	.14	.24	.38	(.04)	(.08)	(.12)	9.73	4.09		1		.55		.55		1.46
Class 529-F-2:
5/31/2021[5,6]	11.20	.15	— [13]	.15	(.24)	(.19)	(.43)	10.92	1.33	[7]	8		.44	[8]	.43	[8]	2.76	[8]
11/30/2020[5,14]	11.03	.01	.16	.17	—	—	—	11.20	1.54	[7]	7		.04	[7]	.04	[7]	.11	[7]
Class 529-F-3:
5/31/2021[5,6]	11.20	.15	— [13]	.15	(.25)	(.19)	(.44)	10.91	1.29	[7]	—	[10]	.46	[8]	.38	[8]	2.71	[8]
11/30/2020 [5,14]	11.03	.01	.16	.17	—	—	—	11.20	1.54	[7]	—	[10]	.05	[7]	.03	[7]	.12	[7]
Class R-1:
5/31/2021[5,6]	11.11	.09	— [13]	.09	(.23)	(.19)	(.42)	10.78	.81	[7]	3		1.49	[8]	1.49	[8]	1.65	[8]
11/30/2020	9.80	.05	1.27	1.32	(.01)	—	(.01)	11.11	13.44		3		1.40		1.40		.54
11/30/2019	9.46	.07	.46	.53	(.15)	(.04)	(.19)	9.80	5.73		—	[10]	1.46		1.46		.77
11/30/2018	9.70	.14	(.30)	(.16)	(.05)	(.03)	(.08)	9.46	(1.62)		—	[10]	1.47		1.47		1.49
11/30/2017	9.63	.10	(.02)	.08	(.01)	—	(.01)	9.70	.83	[9]	—	[10]	1.55	[9]	1.54	[9]	1.07	[9]
11/30/2016	9.42	.04	.25	.29	—	(.08)	(.08)	9.63	3.08	[9]	—	[10]	1.50	[9]	1.49	[9]	.39	[9]

See end of table for footnotes.

28	American Funds Inflation Linked Bond Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class R-2:
5/31/2021[5,6]	$10.99	$.10	$(.01)	$.09	$(.16)	$(.19)	$(.35)	$10.73	.79%[7]	$11		1.38%[8]		1.38%[8]		1.80%[8]
11/30/2020	9.72	.06	1.24	1.30	(.03)	—	(.03)	10.99	13.46	10		1.40		1.40		.56
11/30/2019	9.39	.08	.45	.53	(.16)	(.04)	(.20)	9.72	5.73	5		1.44		1.44		.88
11/30/2018	9.62	.15	(.30)	(.15)	(.05)	(.03)	(.08)	9.39	(1.54)	4		1.41		1.41		1.57
11/30/2017	9.59	.12	(.03)	.09	(.06)	—	(.06)	9.62	.90	2		1.41		1.41		1.28
11/30/2016	9.41	.06	.23	.29	(.03)	(.08)	(.11)	9.59	3.12	1		1.49		1.49		.62
Class R-2E:
5/31/2021[5,6]	11.13	.13	(.01)	.12	(.17)	(.19)	(.36)	10.89	.96 [7]	2		1.14	[8]	1.13	[8]	2.33	[8]
11/30/2020	9.85	.07	1.27	1.34	(.06)	—	(.06)	11.13	13.71	2		1.17		1.16		.70
11/30/2019	9.50	.15	.40	.55	(.16)	(.04)	(.20)	9.85	6.03	2		1.15		1.15		1.55
11/30/2018	9.73	.17	(.29)	(.12)	(.08)	(.03)	(.11)	9.50	(1.27)	1		1.18		1.18		1.74
11/30/2017	9.71	.14	(.03)	.11	(.09)	—	(.09)	9.73	1.16	1		1.21		1.21		1.40
11/30/2016	9.46	.17	.19	.36	(.03)	(.08)	(.11)	9.71	3.88	1		.95		.94		1.79
Class R-3:
5/31/2021 [5,6]	11.10	.12	(.01)	.11	(.20)	(.19)	(.39)	10.82	1.00 [7]	24		.97	[8]	.97	[8]	2.25	[8]
11/30/2020	9.81	.10	1.27	1.37	(.08)	—	(.08)	11.10	13.90	18		.97		.97		.97
11/30/2019	9.47	.14	.43	.57	(.19)	(.04)	(.23)	9.81	6.22	10		.99		.99		1.50
11/30/2018	9.70	.19	(.30)	(.11)	(.09)	(.03)	(.12)	9.47	(1.12)	6		1.01		1.01		2.03
11/30/2017	9.65	.16	(.03)	.13	(.08)	—	(.08)	9.70	1.40	4		.99		.99		1.68
11/30/2016	9.43	.09	.25	.34	(.04)	(.08)	(.12)	9.65	3.59	2		1.01		1.01		.92
Class R-4:
5/31/2021 [5,6]	11.19	.17	(.04)	.13	(.22)	(.19)	(.41)	10.91	1.20 [7]	56		.65	[8]	.65	[8]	3.22	[8]
11/30/2020	9.89	.13	1.27	1.40	(.10)	—	(.10)	11.19	14.33	15		.66		.66		1.26
11/30/2019	9.54	.17	.43	.60	(.21)	(.04)	(.25)	9.89	6.49	8		.69		.69		1.79
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.85)	5		.71		.71		2.34
11/30/2017	9.70	.19	(.03)	.16	(.09)	—	(.09)	9.77	1.64	3		.72		.72		1.98
11/30/2016	9.45	.13	.24	.37	(.04)	(.08)	(.12)	9.70	3.99	2		.69		.69		1.37
Class R-5E:
5/31/2021 [5,6]	11.22	.16	(.02)	.14	(.24)	(.19)	(.43)	10.93	1.25 [7]	14		.46	[8]	.46	[8]	3.01	[8]
11/30/2020	9.91	.15	1.28	1.43	(.12)	—	(.12)	11.22	14.51	8		.45		.45		1.38
11/30/2019	9.57	.19	.43	.62	(.24)	(.04)	(.28)	9.91	6.72	4		.47		.47		1.91
11/30/2018	9.79	.22	(.28)	(.06)	(.13)	(.03)	(.16)	9.57	(.56)	2		.51		.51		2.26
11/30/2017	9.70	.20	(.03)	.17	(.08)	—	(.08)	9.79	1.78	1		.50		.50		2.08
11/30/2016	9.45	.12	.27	.39	(.06)	(.08)	(.14)	9.70	4.16	—	[10]	.60		.60		1.21
Class R-5:
5/31/2021 [5,6]	11.26	.16	(.01)	.15	(.25)	(.19)	(.44)	10.97	1.33 [7]	11		.37	[8]	.37	[8]	2.99	[8]
11/30/2020	9.95	.18	1.26	1.44	(.13)	—	(.13)	11.26	14.62	8		.36		.36		1.68
11/30/2019	9.59	.18	.46	.64	(.24)	(.04)	(.28)	9.95	6.86	3		.39		.39		1.88
11/30/2018	9.82	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.59	(.59)	3		.41		.41		2.50
11/30/2017	9.73	.24	(.05)	.19	(.10)	—	(.10)	9.82	1.95	2		.44		.44		2.43
11/30/2016	9.47	.14	.26	.40	(.06)	(.08)	(.14)	9.73	4.21	—	[10]	.46		.46		1.45
Class R-6:
5/31/2021[5,6]	11.27	.16	(.01)	.15	(.25)	(.19)	(.44)	10.98	1.36 [7]	7,330		.32	[8]	.32	[8]	2.92	[8]
11/30/2020	9.96	.17	1.27	1.44	(.13)	—	(.13)	11.27	14.66	5,933		.32		.32		1.57
11/30/2019	9.60	.20	.45	.65	(.25)	(.04)	(.29)	9.96	6.90	4,680		.33		.33		2.05
11/30/2018	9.82	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.60	(.46)	3,405		.36		.36		2.60
11/30/2017	9.74	.22	(.04)	.18	(.10)	—	(.10)	9.82	1.89	2,682		.38		.38		2.29
11/30/2016	9.47	.15	.26	.41	(.06)	(.08)	(.14)	9.74	4.33	1,547		.39		.39		1.53

	Six months ended May 31,	Year ended November 30,
	2021[5,6,7]	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[15]	20%	114%	78%	57%	123%	295%

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	29

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or AFS. During some of the periods shown, CRMC waived a portion of investment advisory services fees. In addition, during some of the periods shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	Class T and 529-T shares began investment operations on April 7, 2017.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Amount less than $.01.
[14]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

30	American Funds Inflation Linked Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2020, through May 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Inflation Linked Bond Fund	31

Expense example (continued)

	Beginning account value 12/1/2020	Ending account value 5/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,011.58	$3.51	.70%
Class A – assumed 5% return	1,000.00	1,021.44	3.53	.70
Class C – actual return	1,000.00	1,008.40	6.96	1.39
Class C – assumed 5% return	1,000.00	1,018.00	6.99	1.39
Class T – actual return	1,000.00	1,013.58	2.06	.41
Class T – assumed 5% return	1,000.00	1,022.89	2.07	.41
Class F-1 – actual return	1,000.00	1,011.14	3.36	.67
Class F-1 – assumed 5% return	1,000.00	1,021.59	3.38	.67
Class F-2 – actual return	1,000.00	1,013.02	2.01	.40
Class F-2 – assumed 5% return	1,000.00	1,022.94	2.02	.40
Class F-3 – actual return	1,000.00	1,013.69	1.61	.32
Class F-3 – assumed 5% return	1,000.00	1,023.34	1.61	.32
Class 529-A – actual return	1,000.00	1,012.03	3.36	.67
Class 529-A – assumed 5% return	1,000.00	1,021.59	3.38	.67
Class 529-C – actual return	1,000.00	1,007.88	7.06	1.41
Class 529-C – assumed 5% return	1,000.00	1,017.90	7.09	1.41
Class 529-E – actual return	1,000.00	1,010.54	4.51	.90
Class 529-E – assumed 5% return	1,000.00	1,020.44	4.53	.90
Class 529-T – actual return	1,000.00	1,013.04	2.36	.47
Class 529-T – assumed 5% return	1,000.00	1,022.59	2.37	.47
Class 529-F-1 – actual return	1,000.00	1,013.01	2.31	.46
Class 529-F-1 – assumed 5% return	1,000.00	1,022.64	2.32	.46
Class 529-F-2 – actual return	1,000.00	1,013.30	2.16	.43
Class 529-F-2 – assumed 5% return	1,000.00	1,022.79	2.17	.43
Class 529-F-3 – actual return	1,000.00	1,012.87	1.91	.38
Class 529-F-3 – assumed 5% return	1,000.00	1,023.04	1.92	.38
Class R-1 – actual return	1,000.00	1,008.13	7.46	1.49
Class R-1 – assumed 5% return	1,000.00	1,017.50	7.49	1.49
Class R-2 – actual return	1,000.00	1,007.91	6.91	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.05	6.94	1.38
Class R-2E – actual return	1,000.00	1,009.57	5.66	1.13
Class R-2E – assumed 5% return	1,000.00	1,019.30	5.69	1.13
Class R-3 – actual return	1,000.00	1,010.03	4.86	.97
Class R-3 – assumed 5% return	1,000.00	1,020.09	4.89	.97
Class R-4 – actual return	1,000.00	1,011.97	3.26	.65
Class R-4 – assumed 5% return	1,000.00	1,021.69	3.28	.65
Class R-5E – actual return	1,000.00	1,012.53	2.31	.46
Class R-5E – assumed 5% return	1,000.00	1,022.64	2.32	.46
Class R-5 – actual return	1,000.00	1,013.26	1.86	.37
Class R-5 – assumed 5% return	1,000.00	1,023.09	1.87	.37
Class R-6 – actual return	1,000.00	1,013.61	1.61	.32
Class R-6 – assumed 5% return	1,000.00	1,023.34	1.61	.32

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	American Funds Inflation Linked Bond Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2022. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2020. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Funds Inflation Linked Bond Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the break-point discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	American Funds Inflation Linked Bond Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

American Funds Inflation Linked Bond Fund	35

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and

Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website at sec.gov and on our website.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By __/s/ Kristine M. Nishiyama____________________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Kristine M. Nishiyama_________________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 30, 2021

By ___/s/ Brian C. Janssen __________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 30, 2021